MERRILL LYNCH
                                                                   GLOBAL
                                                                   RESOURCES
                                                                   TRUST

                               [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   July 31, 1999

MERRILL LYNCH GLOBAL RESOURCES TRUST

DEAR SHAREHOLDER

During the fiscal year ended July 31, 1999, the per formance of Merrill Lynch Global Resources Trust dramatically improved. The Trust's Class A and Class B Shares' total returns of +22.91% and +21.66% significantly exceeded the Lipper Natural Resource Fund Average of +16.24%, and matched the +21.80% return of the unmanaged Morgan Stanley Capital International (MSCI) Natural Resources Index. Results in the fiscal fourth quarter were also good, with the Fund's total returns of +3.26% and +2.98% for Class A and Class B Shares, outperforming the +2.74% return of the Lipper peer group, and the +0.43% return of the MSCI Natural Resource Index. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.)

While commodities have rebounded with the nascent recovery of the Asian economies, we attribute the strong results of the Trust to changes we made in our commodity selections, as well as to the operational and financial characteristics of the companies in which we invest. This process led us to overweight companies exposed to North American natural gas production, as well as selected products within the paper and forest products industry. We believe that energy sector trends appear positive going into the 1999-2000 winter heating season, and we are optimistic that our increased weighting in energy will deliver positive returns. While we expect the continued recovery in resource stocks to be volatile, we still believe that the potential risk and reward of owning resource stocks has shifted to a more positive outlook. We believe that our emphasis on stocks exposed to commodities with positive capacity utili zation trends should give the Trust's shareholders the potential to receive both positive absolute, as well as favorable relative, total returns during a one-year-two-year investment horizon.

Fiscal Year in Review

Merrill Lynch Global Resources Trust began the fiscal year in the midst of a widespread commodity deflation, brought on by the financial crisis in global emerging markets. Given that there were virtually no commodity sectors immune, we moved aggressively to shift the Trust's investments into companies with strong finances and raised our cash position significantly. In addition, we invested in major international oil companies. This step proved to be favorable, since the Trust benefited from major oil companies con solidat ing. Substantial gains were realized in Amoco Corporation, and the resulting entity BP Amoco PLC delivered a strong 45% return, excluding dividends after the merger. The Trust also gained from our holding in Mobil Corporation after the company agreed to merge with Exxon Corporation, and after YPF S.A. received a hostile takeover bid from Repsol SA, a Spanish oil company.

Despite profit taking in the major oil companies, our weighting in the group rose from 19.8% in January 1998 to a peak of 27% of total assets in March 1999. We decreased our holdings in the large international oil companies since March, as valuations became extended when consolidation activity increased in the sector. Proceeds from these sales were directed into domestic integrated oil companies because domestic oil stocks traded at more attractive valuations. Since oil stocks generally have a greater exposure to oil production, they benefit directly from rising oil prices resulting from Organization of Petroleum Exporting Countries production cuts and recover ing demand in Asia. We increased our position in Kerr-McGee Corporation at a price of $33 per share in April, providing a solid return as the stock rose to $51 per share by July 31, 1999.

The Trust also benefited from substantial gains in our holdings of stocks exposed to North American natural gas. After three consecutive warmer-than-normal

Merrill Lynch Global Resources Trust                               July 31, 1999

winters, the natural gas sector traded at the lowest valuations since gas prices were decontrolled in 1986. Our forecast for increasing gas use in electrical generation, combined with the lowest drilling activity in 54 years, sets the stage for a favorable gas-pricing environment during the upcoming winter heating season. We expect that the natural gas story may also become a secular investment theme, as higher rates of depletion require higher prices, and increased drilling to replace our relatively mature natural gas basins in North America.

Stocks that were particularly strong gainers included Canadian Hunter Exploration Ltd., which appre ciated 139% from our purchase price, and Barrett Resources Corporation, which increased more than 151%. Other significant gainers included Rio Alto Exploration Ltd. (+75.4%), Apache Corporation (+53%), Vastar Resources, Inc. (+54.8%) and Union Pacific Resources Group Inc. (+58%). We continue to find attractive new investments in the gas-leveraged independent energy sector, and we are actively real locating assets to this area. We also increased our oil service holdings, but we did not capture the strong gains this sector realized. We were skeptical that a timely return of pricing power would return to the group as consolidation in the sector could reduce overall activity. Furthermore, we expected the higher debt on company balance sheets to delay drilling plans. While these fac tors remain as a critical variable in oil service investing, many investors were willing to overlook these negatives.

The Trust also made substantial gains in the paper and forest products industries. These gains came from recoveries in the shares of some long-term Trust holdings, as well as solid gains in containerboard producers. This sector is also benefiting from positive changes in the outlook for supply and demand, as well as rising capacity utilization. We added to our hold ing in Smurfit-Stone Container Corporation, which recovered sharply after the merger completion of its predecessor companies, and as the industry closed high-cost capacity. This sector is also a beneficiary of recovering developing markets. We also initiated new positions in two companies that are both exposed to containerboard: Ireland-based Smurfit Jefferson Group PLC and St. Laurent Paperboard Inc. of Canada. The housing boom in the United States led to a sharp recovery in lumber prices, and Trust holdings in Canadian lumber producers Riverside Forest Products Limited and Slocan Forest Products Ltd. made strong recoveries with gains of 79% and 66%, respectively, during the fiscal year.

The Trust is also exposed to pulp manufacturing. Brazil-based Aracruz Celulose SA has recovered from last year's financial turmoil in Latin America, appreciating 87.3% during the past 12 months. Capitalizing on our expectations for improved pulp prices, we initiated a position in Canadian pulp producer Tembec Inc.

We dramatically reduced the weighting of gold stocks in the Trust during the past 12 months, but especially early in 1999. While gold shares were satisfactory relative performers in the second half of 1998, they started to erode early in 1999. We reduced holdings from 11% of net assets in December to 7% by late April. However, we slashed remaining holdings to 2.3% after the United Kingdom announced that it would auction away more than one-half of its official reserves. While gold demand has rebounded and production growth has recently started to fall despite years of declining prices, we are hesitant to hold significant gold assets in the absence of clear signs of global inflation. We believe that other commodities should provide more direct protection from the threat of inflation, although we continue to monitor gold industry fundamentals closely.

We reduced the weighting of steel and non-ferrous metals in the Trust and used the proceeds to fund our increased energy and paper products holdings. However, we maintained exposure to Alcoa Inc., whose shares appreciated more than 75% during the fiscal year. We also added to our holding in Australian copper producer M.I.M. Holdings Limited and reestablished a position in Freeport-McMoRan Copper & Gold, Inc. We are content to maintain our weighting in the metals sector at current levels. While there has been increased consolidation activity in the sector, we are concerned that an increase in US interest rates could stifle domestic demand. We also continued to avoid the chemicals sector. New capacity is

Merrill Lynch Global Resources Trust                               July 31, 1999

planned in some key commodity chemicals, and the industry is facing sharply higher energy-derived feedstock costs. Since this does not fit our investment strategy, we are avoiding chemical stocks despite the risk of missing some merger activity in this industry.

In Conclusion

We continue to believe that our current holdings will capitalize on the positive trends we see developing in the energy and paper industries. We believe the valuations of resource industries remain reasonable compared to the overall market, despite returns that have far surpassed the S&P 500 Index in 1999. We expect consolidation among natural resource com panies to provide continued cost savings efficiencies to industry participants.

We are optimistic that the changes we made in our investment strategy last year will continue to deliver improved investment returns. We will continue to focus on attractively valued, financially strong com panies exposed to commodities that are subject to rising capacity utilization trends. We believe this approach is likely to mitigate risk in economic contractions, while positioning the portfolio for strong performance in times of economic expansions.

We appreciate your investment in Merrill Lynch Global Resources Trust, and we look forward to sharing our investment outlook strategies with you in our next quarterly report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Robert M. Shearer

Robert M. Shearer
Senior Vice President and Portfolio Manager

September 14, 1999

Merrill Lynch Global Resources Trust                               July 31, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distri bution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automati cally convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distri butions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees appli cable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                      % Return Without            % Return With
                                        Sales Charge              Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                         +9.67%                      +3.91%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                   +3.62                       +2.51
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                    +5.31                       +4.75
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                            % Return                  % Return
                                           Without CDSC              With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                         +8.46%                      +4.46%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                   +2.54                       +2.54
--------------------------------------------------------------------------------
Ten Years Ended 6/30/99                    +4.23                       +4.23
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return                 % Return
                                           Without CDSC              With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/99                         +8.51%                      +7.51%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                            +1.53                       +1.53
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                      % Return Without            % Return With
                                        Sales Charge              Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/99                         +9.40%                      +3.66%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                            +2.35                       +1.18
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Global Resources Trust                               July 31, 1999

Total Return Based on a $10,000 Investment

ML Global Resources Trust's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Index, Lipper Gold Funds Group Average and the Lipper Natural Resources Funds Group Average. Beginning and ending values are:

                                                     7/89             7/99
ML Global Resources Trust+--
Class A Shares*                                     $ 9,475         $15,436

ML Global Resources Trust+--
Class B Shares*                                     $10,000         $14,686

S&P 500 Index++                                     $10,000         $49,663

Lipper Gold Funds
Group Average+++                                    $10,000         $ 6,504

Lipper Natural Resources
Funds Group Average++++                             $10,000         $19,061

ML Global Resources Trust's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the S&P 500 Index, Lipper Gold Funds Group Average and the Lipper Natural Resources Funds Group Average. Beginning and ending values are:

                                                   10/21/94**         7/99
ML Global Resources Trust+--
Class C Shares*                                     $10,000         $11,041

ML Global Resources Trust+--
Class D Shares*                                     $ 9,475         $10,869

S&P 500 Index++                                     $10,000         $31,396

Lipper Gold Funds
Group Average+++                                    $10,000         $ 4,898

Lipper Natural Resources
Funds Group Average++++                             $10,000         $14,126

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.
++    This unmanaged broad-based Index is comprised of common stocks.
+++ The Lipper Gold Funds Group Average is an index of all US mutual funds classified as gold-related funds. The starting date for the Index in the Class C and Class D Shares' graph is from 10/31/94.
++++ The Lipper Natural Resources Funds Group Average is an index of all US mutual funds classifieds as natural resource-related funds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.
      Past performance is not predictive of future performance.

Merrill Lynch Global Resources Trust                               July 31, 1999

PERFORMANCE DATA (concluded)

Recent Performance Results*

                                                                                          Ten Years/
                                                      12 Month            3 Month       Since Inception
                                                    Total Return       Total Return      Total Return
=======================================================================================================
ML Global Resources Trust Class A Shares              +22.91%             +3.26%            +62.93%
-------------------------------------------------------------------------------------------------------
ML Global Resources Trust Class B Shares              +21.66              +2.98             +46.87
-------------------------------------------------------------------------------------------------------
ML Global Resources Trust Class C Shares              +21.68              +2.95             +10.41
-------------------------------------------------------------------------------------------------------
ML Global Resources Trust Class D Shares              +22.56              +3.19             +14.70
=======================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception dates are for ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Global Resources Trust                               July 31, 1999

SCHEDULE OF INVESTMENTS

                           Shares                                                                       Value       Percent of
Industries                  Held                 Common Stocks                           Cost         (Note 1a)     Net Assets
------------------------------------------------------------------------------------------------------------------------------
Aluminum                    16,450      Alcoa Inc.                                   $   448,811       $   984,944      1.1%
------------------------------------------------------------------------------------------------------------------------------
Canadian                    58,700      Alberta Energy Company Ltd.                    1,276,545         1,810,158      2.0
Independents               172,350    + Canadian Hunter Exploration Ltd.               1,169,113         2,792,442      3.1
                            46,092    + Northrock Resources Ltd.                         379,722           493,250      0.6
                            84,600      Paramount Resources Ltd.                       1,156,037         1,198,660      1.3
                            63,100    + Rio Alto Exploration Ltd.                        595,909         1,045,496      1.2
                                                                                     -----------       -----------    -----
                                                                                       4,577,326         7,340,006      8.2
------------------------------------------------------------------------------------------------------------------------------
Chemicals                   28,000      Air Products and Chemicals, Inc.                 630,826           936,250      1.0
                            29,000      Imperial Chemical Industries PLC (ADR) (a)     1,418,032         1,337,625      1.5
                                                                                     -----------       -----------    -----
                                                                                       2,048,858         2,273,875      2.5
------------------------------------------------------------------------------------------------------------------------------
Coal                        46,300    + CONSOL Energy Inc.                               678,522           515,087      0.6
------------------------------------------------------------------------------------------------------------------------------
Diversified                102,000      Asahi Glass Company, Limited                   1,223,974           626,831      0.7
Companies                   27,000      Ashland Inc.                                   1,144,672         1,026,000      1.1
                            34,000    + UCAR International Inc.                          922,474           903,125      1.0
                                                                                     -----------       -----------    -----
                                                                                       3,291,120         2,555,956      2.8
------------------------------------------------------------------------------------------------------------------------------
Gold                       717,800      Acacia Resources Limited                       1,106,014           852,423      0.9
                            94,500      Ashanti Goldfields Company Ltd. (GDR) (b)      2,346,106           590,625      0.7
                           300,000      Delta Gold NL                                    498,354           440,438      0.5
                           310,000      Normandy Mining Limited                          352,610           224,525      0.2
                                                                                     -----------       -----------    -----
                                                                                       4,303,084         2,108,011      2.3
------------------------------------------------------------------------------------------------------------------------------
Integrated Oil              18,200      Amerada Hess Corporation                         993,871         1,077,212      1.2
Companies                   37,000      BP Amoco PLC                                     149,783           723,476      0.8
                             1,520      BP Amoco PLC(ADR) (a)                             64,250           176,130      0.2
                            28,200      Chevron Corporation                            2,389,017         2,573,250      2.9
                            33,900    + Conoco Inc.(Class B)                             890,539           889,875      1.0
                            34,000      ENI SpA (ADR) (a)                              1,589,500         2,071,875      2.3
                             6,200      Elf Aquitaine SA (ADR) (a)                       227,096           530,488      0.6
                            10,500      Exxon Corporation                                749,268           833,437      0.9
                            39,722      Kerr-McGee Corporation                         1,756,139         2,045,683      2.3
                            14,500      Mobil Corporation                              1,143,282         1,482,625      1.7
                            28,300      Phillips Petroleum Company                     1,271,149         1,452,144      1.6
                            15,700      Royal Dutch Petroleum Company
                                        (NY Registered Shares)                           870,117           957,700      1.1
                            26,700      Texaco Inc.                                    1,495,712         1,663,744      1.9
                             6,000      Total Fina SA `B'                                366,642           764,266      0.8
                            46,900      USX-Marathon Group                             1,395,976         1,424,588      1.6
                                                                                     -----------       -----------    -----
                                                                                      15,352,341        18,666,493     20.9
------------------------------------------------------------------------------------------------------------------------------
Metals & Mining          1,803,712    + Centaur Mining and Exploration Limited         2,469,435           264,807      0.3
                            56,700    + Freeport-McMoRan Copper & Gold, Inc.
                                        (Class B)                                        831,439           956,812      1.1
                         1,174,009      M.I.M. Holdings Limited                        2,221,742           972,872      1.1
                           252,992      Minsur SA                                        597,621           526,782      0.6
                            82,000      Noranda, Inc.                                  1,052,756         1,082,544      1.2
                            79,300      Outokumpu OYJ                                  1,460,162           908,245      1.0
                             7,300      Phelps Dodge Corporation                         425,781           432,981      0.5
                            49,950    + Stillwater Mining Company                      1,299,101         1,130,119      1.3
                           240,000      WMC Limited                                    1,467,525         1,047,654      1.2
                           119,840    + Zimbabwe Platinum Mines Limited                   66,324            34,797      0.0
                                                                                     -----------       -----------    -----
                                                                                      11,891,886         7,357,613      8.3
------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                               July 31, 1999

                           Shares                                                                       Value       Percent of
Industries                  Held                 Common Stocks                           Cost         (Note 1a)     Net Assets
------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Producers         31,500      Anadarko Petroleum Corporation               $   843,498       $ 1,202,906      1.3%
                            56,400      Apache Corporation                             1,563,912         2,393,475      2.7
                            23,600    + Barrett Resources Corporation                    378,289           948,425      1.1
                            31,797      Burlington Resources Inc.                        937,202         1,405,030      1.6
                            80,300      Cabot Oil & Gas Corporation (Class A)          1,246,175         1,450,419      1.6
                            54,900    + Chieftain International, Inc.                  1,232,560         1,015,650      1.1
                            55,900      Devon Energy Corporation                       1,695,233         2,057,819      2.3
                            83,400      Enron Oil & Gas Company                        1,712,551         1,782,675      2.0
                            61,000    + The Meridian Resource Corporation                370,508           240,188      0.3
                            10,100    + Stone Energy Corporation                         441,875           456,394      0.5
                            88,800      Union Pacific Resources Group Inc.               997,114         1,581,750      1.8
                            42,700      Unocal Corporation                             1,489,462         1,694,656      1.9
                            36,500      Vastar Resources, Inc.                         1,540,628         2,386,188      2.7
                                                                                     -----------       -----------    -----
                                                                                      14,449,007        18,615,575     20.9
------------------------------------------------------------------------------------------------------------------------------
Oil Services                31,600    + BJ Services Company                              893,515           965,775      1.1
                            29,700      Baker Hughes Incorporated                        880,143         1,033,931      1.2
                            25,400      Coflexip SA (ADR) (a)                            528,758         1,120,775      1.3
                            25,900    + Cooper Cameron Corporation                       939,638           938,875      1.1
                            36,200      Helmerich & Payne, Inc.                          902,950           925,362      1.0
                            26,100      McDermott International, Inc.                    912,733           735,694      0.8
                            31,900    + Noble Drilling Corporation                     1,004,685           723,731      0.8
                            44,600    + Stolt Comex Seaway, SA                         1,101,028           568,650      0.6
                            22,300    + Stolt Comex Seaway, SA (ADR) (a)                 273,434           278,750      0.3
                            32,925    + Weatherford International, Inc.                1,421,475         1,290,248      1.4
                                                                                     -----------       -----------    -----
                                                                                       8,858,359         8,581,791      9.6
------------------------------------------------------------------------------------------------------------------------------
Paper & Pulp               111,000      Abitibi-Consolidated Inc.                      1,166,655         1,258,168      1.4
                            45,666      Aracruz Celulose SA (ADR) (a)                    365,755           867,654      1.0
                           204,502      Nexfor Inc.                                      909,484         1,315,805      1.5
                           213,296    + Slocan Forest Products Ltd.                    1,926,964         1,656,820      1.9
                           784,600      Smurfit Jefferson Group PLC                    2,095,403         2,276,327      2.5
                            93,865    + Smurfit-Stone Container Corporation            1,180,672         2,094,363      2.3
                           160,200    + St. Laurent Paperboard Inc.                    1,413,692         2,109,581      2.4
                           152,600    + Tembec Inc. `A'                                1,021,177         1,368,496      1.5
                            29,900      Westvaco Corporation                             823,332           880,181      1.0
                                                                                     -----------       -----------    -----
                                                                                      10,903,134        13,827,395     15.5
------------------------------------------------------------------------------------------------------------------------------
Pipelines                   21,900      Coastal Corporation                              879,894           866,419      1.0
                            29,300      Equitable Resources, Inc.                        888,376         1,085,931      1.2
                                                                                     -----------       -----------    -----
                                                                                       1,768,270         1,952,350      2.2
------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                               July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)

                           Shares                                                                       Value       Percent of
Industries                  Held                 Common Stocks                           Cost         (Note 1a)     Net Assets
------------------------------------------------------------------------------------------------------------------------------
Plantations                717,000      Golden Hope Plantations Berhad++             $ 1,325,785       $   564,166      0.6%
                           578,000      Kuala Lumpur Kepong Berhad++                     790,865           751,400      0.9
                                                                                     -----------       -----------    -----
                                                                                       2,116,650         1,315,566      1.5
------------------------------------------------------------------------------------------------------------------------------
Refining                    20,200      Sunoco, Inc.                                     563,499           616,100      0.7
------------------------------------------------------------------------------------------------------------------------------
Steel                      140,700      The LTV Corporation                              808,838           932,137      1.0
------------------------------------------------------------------------------------------------------------------------------
                                        Total Common Stocks                           82,059,705        87,642,899     98.1
------------------------------------------------------------------------------------------------------------------------------

                            Face
                           Amount            Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------
Repurchase             $ 3,689,000      Warburg Dillon Read LLC, purchased on
Agreements*                             7/30/1999 to yield 5.05% to 8/02/1999          3,689,000         3,689,000      4.1
------------------------------------------------------------------------------------------------------------------------------
                                        Total Short-Term Securities                    3,689,000         3,689,000      4.1
------------------------------------------------------------------------------------------------------------------------------
Total Investments                                                                    $85,748,705        91,331,899    102.2
                                                                                     ===========
Liabilities in Excess of Other Assets                                                                   (2,006,807)    (2.2)
                                                                                                       -----------    -----
Net Assets                                                                                             $89,325,092    100.0%
                                                                                                       ===========    =====
------------------------------------------------------------------------------------------------------------------------------

(a)   American Depositary Receipts (ADR).
(b)   Global Depositary Receipts (GDR).
* Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
+     Non-income producing security.
++ Effective February 16, 1999, the Trustees of the Trust adopted a change in valuation for Malaysian securities. The Trust will utilize a Malaysian exchange rate of 3.80 and record an estimated exit tax on the value of any investments made before February 15, 1999, based upon its value as of August 31, 1998 in the amount of 30% through March 31, 1999, 20% from April 1, 1999 through May 31, 1999 and 10% from June 1, 1999 through August 31, 1999. These changes are due to the capital controls implemented by the Malaysian government, which froze the Malaysian ringgit at 3.80 until September 1, 1999 and initiated a tax at various rates, as described above, on any funds repatriated from Malaysia.

      See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1999

Assets:              Investments, at value (identified cost--$85,748,705) (Note 1a)...                          $ 91,331,899
                     Cash.............................................................                                   590
                     Receivables:
                        Securities sold...............................................        $  1,002,204
                        Dividends.....................................................              95,277
                        Beneficial interest sold......................................               8,218         1,105,699
                                                                                              ------------
                     Prepaid registration fees and other assets (Note 1g).............                                32,658
                                                                                                                ------------
                     Total assets.....................................................                            92,470,846
                                                                                                                ------------
----------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                        Securities purchased..........................................           2,547,638
                        Beneficial interest redeemed..................................             225,104
                        Investment adviser (Note 2)...................................              44,235
                        Distributor (Note 2)..........................................              31,198         2,848,175
                                                                                              ------------
                     Accrued expenses and other liabilities...........................                               297,579
                                                                                                                ------------
                     Total liabilities................................................                             3,145,754
                                                                                                                ------------
----------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets.......................................................                          $ 89,325,092
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value,
Consist of:          unlimited number of shares authorized............................                          $     58,890
                     Class B Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized............................                               137,887
                     Class C Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized............................                                13,274
                     Class D Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized............................                               365,522
                     Paid-in capital in excess of par.................................                           102,949,102
                     Undistributed investment income--net.............................                                76,974
                     Accumulated realized capital losses on investments and
                     foreign currency transactions--net (Note 6)......................                            (7,074,226)
                     Accumulated distributions in excess of realized capital
                     gains on investments and foreigncurrency transactions--
                     net (Note 1h)....................................................                           (12,680,790)
                     Unrealized appreciation on investments and foreign
                     currency transactions--net.......................................                             5,478,459
                                                                                                                ------------
                     Net assets.......................................................                          $ 89,325,092
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $9,137,653 and 588,901
                              shares of beneficial interest outstanding...............                          $      15.52
                                                                                                                ============
                     Class B--Based on net assets of $21,449,811 and 1,378,874
                              shares of beneficial interest outstanding...............                          $      15.56
                                                                                                                ============
                     Class C--Based on net assets of $2,039,100 and 132,735
                              shares of beneficial interest outstanding...............                          $      15.36
                                                                                                                ============
                     Class D--Based on net assets of $56,698,528 and 3,655,220
                              shares of beneficial interest outstanding...............                          $      15.51
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 1999

Statement of Operations for the Year Ended July 31, 1999

Investment           Dividends (net of $109,390 foreign withholding tax)..............                          $  1,496,953
Income               Interest and discount earned.....................................                               246,633
(Notes 1e & 1f):                                                                                                ------------
                     Total income.....................................................                             1,743,586
                                                                                                                ------------
----------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2)................................        $    511,418
                     Account maintenance & distribution fees--Class B (Note 2)........             223,982
                     Transfer agent fees--Class D (Note 2)............................             135,099
                     Account maintenance fees--Class D (Note 2).......................             132,855
                     Professional fees................................................              82,508
                     Transfer agent fees--Class B (Note 2)............................              69,950
                     Accounting services (Note 2).....................................              69,682
                     Printing and shareholder reports.................................              58,607
                     Registration fees (Note 1g)......................................              58,536
                     Trustees' fees and expenses......................................              49,242
                     Custodian fees...................................................              41,565
                     Transfer agent fees--Class A (Note 2)............................              20,592
                     Account maintenance & distribution fees--Class C (Note 2)........              15,783
                     Transfer agent fees--Class C (Note 2)............................               4,839
                     Pricing fees.....................................................               3,200
                     Other............................................................               5,355
                     Total expenses...................................................        ------------         1,483,213
                                                                                                                ------------
                     Investment income--net...........................................                               260,373
                                                                                                                ------------
----------------------------------------------------------------------------------------------------------------------------
Realized &           Realized loss from:
Unrealized Gain         Investments--net..............................................         (12,652,232)
(Loss) on               Foreign currency transactions--net............................             (28,558)      (12,680,790)
Investments &                                                                                 ------------
Foreign Currency     Change in unrealized appreciation/depreciation on:
Transactions--Net       Investments--net..............................................          28,287,417
(Notes 1c, 1d,          Foreign currency transactions--net............................             (99,509)       28,187,908
1f & 3):                                                                                      ------------      ------------
                     Net realized and unrealized gain on investments and
                     foreign currency transactions....................................                            15,507,118
                                                                                                                ------------
                     Net Increase in Net Assets Resulting from Operations.............                          $ 15,767,491
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 1999

Statements of Changes in Net Assets

                                                                                                For the Year Ended July 31,
                                                                                              ------------------------------
Increase (Decrease) in Net Assets:                                                                1999              1998
----------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net...........................................        $    260,373      $    411,274
                     Realized loss on investments and foreign currency
                     transactions--net.......................................                  (12,680,790)       (2,848,041)
                     Change in unrealized appreciation/depreciation on investments
                     and foreign currency transactions--net...........................          28,187,908       (44,029,029)
                                                                                              ------------      ------------
                     Net increase (decrease) in net assets resulting from operations..          15,767,491       (46,465,796)
                                                                                              ------------      ------------
----------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to        Class A.......................................................            (112,274)          (89,265)
Shareholders            Class D.......................................................            (510,053)         (239,469)
(Note 1h):           In excess of investment income--net:
                        Class A.......................................................             (11,492)               --
                        Class D.......................................................             (52,205)               --
                     Realized gain on investments--net:
                        Class A.......................................................                  --        (1,233,600)
                        Class B.......................................................                  --        (5,053,865)
                        Class C.......................................................                  --          (178,070)
                        Class D.......................................................                  --        (7,236,347)
                     In excess of realized gain on investments--net:
                        Class A.......................................................             (51,962)         (591,336)
                        Class B.......................................................                  --        (2,422,613)
                        Class C.......................................................              (4,683)          (85,359)
                        Class D.......................................................            (348,806)       (3,468,803)
                                                                                              ------------      ------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders....................................          (1,091,475)      (20,598,727)
                                                                                              ------------      ------------
----------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial
Transactions         interest transactions............................................         (25,907,606)      (38,351,521)
(Note 4):                                                                                     ------------      ------------
----------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets.....................................         (11,231,590)     (105,416,044)
                     Beginning of year................................................         100,556,682       205,972,726
                                                                                              ------------      ------------
                     End of year*.....................................................        $ 89,325,092      $100,556,682
                                                                                              ============      ============
----------------------------------------------------------------------------------------------------------------------------
                   * Undistributed investment income--net (Note 1i)....................       $     76,974      $    361,954
                                                                                              ============      ============
----------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 1999

Financial Highlights

                                                                                                    Class A
The following per share data and ratios have been derived                ---------------------------------------------------------
from information provided in the financial statements.                                    For the Year Ended July 31,
                                                                         ---------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                    1999+        1998+        1997+       1996+      1995
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year.............     $  12.93     $  19.90     $  17.27    $  16.70   $  15.84
Operating                                                                --------     --------     --------    --------   --------
Performance:         Investment income--net.........................          .10          .13          .14         .22        .22
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net..............................         2.75        (5.00)        2.91         .50        .88
                                                                         --------     --------     --------    --------   --------
                     Total from investment operations...............         2.85        (4.87)        3.05         .72       1.10
                                                                         --------     --------     --------    --------   --------
                     Less dividends and distributions:
                        Investment income--net......................         (.17)        (.10)        (.23)       (.15)      (.24)
                        In excess of investment income--net.........         (.01)          --           --          --         --
                        Realized gain on investments--net...........           --        (1.35)        (.19)         --         --
                        In excess of realized gain on
                        investments--net ...........................         (.08)        (.65)          --          --         --
                                                                         --------     --------     --------    --------   --------
                     Total dividends and distributions..............         (.26)       (2.10)        (.42)       (.15)      (.24)
                                                                         --------     --------     --------    --------   --------
                     Net asset value, end of year...................     $  15.52     $  12.93     $  19.90    $  17.27   $  16.70
                                                                         ========     ========     ========    ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share.............        22.91%      (27.00%)      17.95%       4.34%      7.05%
Return:*                                                                 ========     ========     ========    ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses.......................................         1.28%        1.07%        1.01%       1.03%      1.06%
Net Assets:                                                              ========     ========     ========    ========   ========
                     Investment income--net.........................          .75%         .79%         .76%       1.26%      1.34%
                                                                         ========     ========     ========    ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands).........     $  9,138     $  9,082     $ 18,504    $ 22,726   $ 28,729
Data:                                                                    ========     ========     ========    ========   ========
                     Portfolio turnover.............................        50.48%       21.04%       24.23%      26.48%     31.64%
                                                                         ========     ========     ========    ========   ========
----------------------------------------------------------------------------------------------------------------------------------

                *    Total investment returns exclude the effects of sales
                     charges.
                +    Based on average shares outstanding.

                     See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 1999

Financial Highlights (continued)

                                                                                                      Class B
The following per share data and ratios have been derived                ---------------------------------------------------------
from information provided in the financial statements.                                      For the Year Ended July 31,
                                                                         ---------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                    1999++       1998++      1997++     1996++       1995
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year.............     $  12.79      $  19.80    $  17.16    $  16.62   $  15.72
Operating                                                                --------      --------    --------    --------   --------
Performance:         Investment income (loss)--net..................         (.04)         (.05)       (.05)        .03        .10
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net..............................         2.81         (4.96)       2.90         .51        .84
                                                                         --------      --------    --------    --------   --------
                     Total from investment operations...............         2.77         (5.01)       2.85         .54        .94
                                                                         --------      --------    --------    --------   --------
                     Less dividends and distributions:
                        Investment income--net......................           --            --        (.02)         --+      (.04)
                        Realized gain on investments--net...........           --         (1.35)       (.19)         --         --
                        In excess of realized gain on
                        investments--net                                       --          (.65)         --          --         --
                                                                         --------      --------    --------    --------   --------
                     Total dividends and distributions..............           --         (2.00)       (.21)         --       (.04)
                                                                         --------      --------    --------    --------   --------
                     Net asset value, end of year...................     $  15.56      $  12.79    $  19.80    $  17.16   $  16.62
                                                                         ========      ========    ========    ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share.............        21.66%       (27.76%)     16.72%       3.26%      5.95%
Return:*                                                                 ========      ========    ========    ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses.......................................         2.35%         2.11%       2.04%       2.07%      2.08%
Net Assets:                                                              ========      ========    ========    ========   ========
                     Investment income (loss)--net..................         (.28%)        (.29%)      (.29%)       .20%       .31%
                                                                         ========      ========    ========    ========   ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands).........     $ 21,450      $ 29,794    $ 77,386    $ 94,199   $141,800
Data:                                                                    ========      ========    ========    ========   ========
                     Portfolio turnover.............................        50.48%        21.04%      24.23%      26.48%     31.64%
                                                                         ========      ========    ========    ========   ========
----------------------------------------------------------------------------------------------------------------------------------

                *    Total investment returns exclude the effects of sales
                     charges.
                +    Amount is less than $.01 per share.
                ++   Based on average shares outstanding.

                     See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 1999

Financial Highlights (continued)

                                                                                                 Class C
                                                                         -------------------------------------------------------
                                                                                                                         For the
                                                                                                                         Period
The following per share data and ratios have been derived                                                               Oct. 21,
from information provided in the financial statements.                              For the Year Ended July 31,         1994+ to
                                                                         --------------------------------------------   July 31,
Increase (Decrease) in Net Asset Value:                                   1999++      1998++      1997++      1996++      1995
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period...........     $  12.67    $  19.64    $  17.08    $  16.55   $  15.93
Operating                                                                --------    --------    --------    --------   --------
Performance:         Investment income(loss)--net...................         (.04)       (.04)       (.06)        .04        .05
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net .............................         2.77       (4.93)       2.90         .49        .62
                                                                         --------    --------    --------    --------   --------
                     Total from investment operations...............         2.73       (4.97)       2.84         .53        .67
                                                                         --------    --------    --------    --------   --------
                     Less dividends and distributions:
                        Investment income--net......................           --          --        (.09)         --       (.05)
                        Realized gain on investments--net...........           --       (1.35)       (.19)         --         --
                        In excess of realized gain on
                        investments--net ...........................         (.04)       (.65)         --          --         --
                                                                         --------    --------    --------    --------   --------
                     Total dividends and distributions..............         (.04)      (2.00)       (.28)         --       (.05)
                                                                         --------    --------    --------    --------   --------
                     Net asset value, end of period.................     $  15.36    $  12.67    $  19.64    $  17.08   $  16.55
                                                                         ========    ========    ========    ========   ========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share.............        21.68%     (27.78%)     16.77%       3.20%      4.26%+++
Return:**                                                                ========    ========    ========    ========   ========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses.......................................         2.33%       2.12%       2.06%       2.07%      2.20%*
Net Assets:                                                              ========    ========    ========    ========   ========
                     Investment income (loss)--net..................         (.33%)      (.29%)      (.33%)      .27%       .28%*
                                                                         ========    ========    ========    ========   ========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands).......     $  2,039    $  1,461    $  2,680    $  3,388   $  2,800
Data:                                                                    ========    ========    ========    ========   ========
                     Portfolio turnover.............................        50.48%      21.04%      24.23%      26.48%     31.64%
                                                                         ========    ========    ========    ========   ========
--------------------------------------------------------------------------------------------------------------------------------

                *    Annualized.
                **   Total investment returns exclude the effects of sales
                     charges.
                +    Commencement of operations.
                ++   Based on average shares outstanding.
                +++  Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                 Class D
                                                                         -------------------------------------------------------
                                                                                                                         For the
                                                                                                                         Period
The following per share data and ratios have been derived                                                               Oct. 21,
from information provided in the financial statements.                              For the Year Ended July 31,         1994+ to
                                                                         --------------------------------------------   July 31,
Increase (Decrease) in Net Asset Value:                                   1999++      1998++      1997++      1996++      1995
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period...........     $  12.89    $  19.83    $  17.21    $  16.67   $  15.96
Operating                                                                --------    --------    --------    --------   --------
Performance:         Investment income--net.........................          .06         .09         .09         .17        .12
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net .............................         2.77       (4.99)       2.91         .50        .66
                                                                         --------    --------    --------    --------   --------
                     Total from investment operations...............         2.83       (4.90)       3.00         .67        .78
                                                                         --------    --------    --------    --------   --------
                     Less dividends and distributions:
                        Investment income--net......................         (.12)       (.04)       (.19)       (.13)      (.07)
                        In excess of investment income--net.........         (.01)         --          --          --         --
                        Realized gain on investments--net...........           --       (1.35)       (.19)         --         --
                        In excess of realized gain on
                        investments--net ...........................         (.08)       (.65)         --          --         --
                                                                         --------    --------    --------    --------   --------
                     Total dividends and distributions..............         (.21)      (2.04)       (.38)       (.13)      (.07)
                                                                         --------    --------    --------    --------   --------
                     Net asset value, end of period.................     $  15.51    $  12.89    $  19.83    $  17.21   $  16.67
                                                                         ========    ========    ========    ========   ========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share.............        22.56%     (27.15%)     17.66%       4.06%      4.93%+++
Return:**                                                                ========    ========    ========    ========   ========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses.......................................         1.54%       1.32%       1.26%       1.27%      1.39%*
Net Assets:                                                              ========    ========    ========    ========   ========
                     Investment income--net.........................          .50%        .55%        .51%       1.00%      1.02%*
                                                                         ========    ========    ========    ========   ========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands).......     $ 56,698    $ 60,220    $107,403    $108,924   $107,467
Data:                                                                    ========    ========    ========    ========   ========
                     Portfolio turnover.............................        50.48%      21.04%      24.23%      26.48%     31.64%
                                                                         ========    ========    ========    ========   ========
--------------------------------------------------------------------------------------------------------------------------------

                *    Annualized.
                **   Total investment returns exclude the effects of sales
                     charges.
                +    Commencement of operations.
                ++   Based on average shares outstanding.
                +++  Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Global Resources Trust                               July 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Global Resources Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Trust offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on net investment income is recorded from the date the Trust enters into such contracts.

o Options--The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at

Merrill Lynch Global Resources Trust                               July 31, 1999
the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex- dividend dates. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Trust are recorded on the ex-dividend dates. Distributions in excess of net investment income and realized capital gains are due primarily to deferring tax treatments for post-October losses.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences have been reclassified as follows: $140,659 reclassified between accumulated net realized capital losses and undistributed net investment income; $12 reclassified between paid-in capital in excess of par and accumulated net realized capital losses; and $12 reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of .60%, on an annual basis, of the average daily value of the Trust's net assets.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account        Distribution
                                              Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B ...............................            .25%              .75%
Class C ...............................            .25%              .75%
Class D ...............................            .25%               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

Merrill Lynch Global Resources Trust                               July 31, 1999

For the year ended July 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      MLFD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................               $  179               $2,062
Class D ..............................               $  189               $3,297
--------------------------------------------------------------------------------

For the year ended July 31, 1999, MLPF&S received contingent deferred sales charges of $48,853 and $733 relating to transactions in Class B and C Shares, respectively.

In addition, MLPF&S received $22,994 in com missions on the execution of portfolio security transactions for the Trust for the year ended July 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly- owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by MLAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were $40,620,636 and $63,100,198, respectively.

Net realized losses for the year ended July 31, 1999 and net unrealized gains (losses) as of July 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                                   Losses         Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................       $(12,651,636)       $  5,583,194
Short-term investments .................               (596)                 --
Foreign currency transactions ..........            (28,558)           (104,735)
                                               ------------        ------------
Total ..................................       $(12,680,790)       $  5,478,459
                                               ============        ============
--------------------------------------------------------------------------------

As of July 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $5,560,623, of which $15,986,294 related to appreciated securities and $10,425,671 related to depreciated securities. At July 31, 1999, the aggregate cost of investments for Federal income tax purposes was $85,771,276.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $25,907,606 and $38,351,521 for the years ended July 31, 1999 and July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1999                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            258,053        $  3,353,195
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             14,280             155,903
                                               ------------        ------------
Total issued ...........................            272,333           3,509,098
Shares redeemed ........................           (385,907)         (4,907,125)
                                               ------------        ------------
Net decrease ...........................           (113,574)       $ (1,398,027)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 1998                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            251,435        $  3,890,541
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             98,253           1,700,980
                                               ------------        ------------
Total issued ...........................            349,688           5,591,521
Shares redeemed ........................           (577,238)         (9,070,150)
                                               ------------        ------------
Net decrease ...........................           (227,550)       $ (3,478,629)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1999                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            265,094        $  3,508,586
Automatic conversion
of shares ..............................           (160,271)         (2,040,380)
Shares redeemed ........................         (1,055,323)        (13,211,981)
                                               ------------        ------------
Net decrease ...........................           (950,500)       $(11,743,775)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 1998                                 Shares            Amount
--------------------------------------------------------------------------------

Shares sold ............................            372,051        $  6,141,470
Shares issued to shareholders in
reinvestment of distributions ..........            352,334           6,075,936
                                               ------------        ------------
Total issued ...........................            724,385          12,217,406
Automatic conversion
of shares ..............................           (174,357)         (2,685,847)
Shares redeemed ........................         (2,129,327)        (33,391,721)
                                               ------------        ------------
Net decrease ...........................         (1,579,299)       $(23,860,162)
                                               ============        ============
--------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                               July 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1999                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................             80,297        $  1,032,928
Shares issued to shareholders in
reinvestment of distributions ..........                380               4,096
                                               ------------        ------------
Total issued ...........................             80,677           1,037,024
Shares redeemed ........................            (63,244)           (830,479)
                                               ------------        ------------
Net increase ...........................             17,433        $    206,545
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 1998                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            292,397        $  4,497,842
Shares issued to shareholders in
reinvestment of distributions ..........             13,740             233,761
                                               ------------        ------------
Total issued ...........................            306,137           4,731,603
Shares redeemed ........................           (327,342)         (5,047,786)
                                               ------------        ------------
Net decrease ...........................            (21,205)       $   (316,183)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1999                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................             78,640        $  1,010,759
Automatic conversion
of shares ..............................            160,807           2,040,380
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................             61,096             666,540
                                               ------------        ------------
Total issued ...........................            300,543           3,717,679
Shares redeemed ........................         (1,318,304)        (16,690,028)
                                               ------------        ------------
Net decrease ...........................         (1,017,761)       $(12,972,349)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 1998                                 Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            688,374        $ 12,306,366
Automatic conversion
of shares ..............................            173,783           2,685,847
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            465,362           8,004,915
                                               ------------        ------------
Total issued ...........................          1,327,519          22,997,128
Shares redeemed ........................         (2,069,885)        (33,693,675)
                                               ------------        ------------
Net decrease ...........................           (742,366)       $(10,696,547)
                                               ============        ============
--------------------------------------------------------------------------------

5. Commitments:

At July 31, 1999, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $110,000 and $1,005,000, respectively.

6. Capital Loss Carryforward:

At July 31, 1999, the Trust had a net capital loss carryforward of approximately $9,970,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch Global Resources Trust                               July 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Global Resources Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of invest ments, of Merrill Lynch Global Resources Trust as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsi bility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Resources Trust as of July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche llp
Princeton, New Jersey
September 15, 1999

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Global Resources Trust during its taxable year ended July 31, 1999:

=================================================================================================================
                                          Qualifying         Non-                                        Foreign
                                           Domestic       Qualifying        Foreign         Total         Taxes
               Record        Payable       Ordinary        Ordinary         Source        Ordinary       Paid or
                Date          Date          Income          Income          Income         Income        Withheld
=================================================================================================================
Class A        9/02/98       9/11/98       $.186631        $.021923        $.012415       $.220969       $.031204
              12/07/98      12/15/98       $.040407        $.000000        $.000000       $.040407       $.000000
-----------------------------------------------------------------------------------------------------------------
Class B        9/02/98       9/11/98       $.000000        $.000000        $.000000       $.000000       $.000000
              12/07/98      12/15/98       $.000000        $.000000        $.000000       $.000000       $.000000
-----------------------------------------------------------------------------------------------------------------
Class C        9/02/98       9/11/98       $.033757        $.003965        $.002246       $.039968       $.031204
              12/07/98      12/15/98       $.000000        $.000000        $.000000       $.000000       $.000000
-----------------------------------------------------------------------------------------------------------------
Class D        9/02/98       9/11/98       $.147713        $.017352        $.009826       $.174891       $.031204
              12/07/98      12/15/98       $.027228        $.000000        $.000000       $.027228       $.000000
=================================================================================================================

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The foreign taxes paid or withheld represent taxes incurred by the Trust on dividends received by the Trust from foreign sources. Foreign taxes paid or withheld should be included as foreign source income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Additionally, there were no long-term capital gain distributions paid by the Trust during the year.

Please retain this information for your records.

Merrill Lynch Global Resources Trust                               July 31, 1999

PORTFOLIO INFORMATION (unaudited)

As of July 31, 1999

                                                                     Percent of
Ten Largest Equity Holdings                                          Net Assets
Canadian Hunter Exploration Ltd. ..................................     3.1%
Chevron Corporation ...............................................     2.9
Apache Corporation ................................................     2.7
Vastar Resources, Inc. ............................................     2.7
Smurfit Jefferson Group PLC .......................................     2.5
St. Laurent Paperboard Inc. .......................................     2.4
Smurfit-Stone Container Corporation ...............................     2.3
ENI SpA (ADR) .....................................................     2.3
Devon Energy Corporation ..........................................     2.3
Kerr-McGee Corporation ............................................     2.3

                                                                     Percent of
Geographic Allocation                                                Net Assets
United States .....................................................    57.2%
Canada ............................................................    19.2
Australia .........................................................     4.2
France ............................................................     2.7
Ireland ...........................................................     2.5
United Kingdom ....................................................     2.5
Italy .............................................................     2.3
Malaysia ..........................................................     1.5
Netherlands .......................................................     1.1
Finland ...........................................................     1.0
Brazil ............................................................     1.0
Norway ............................................................     0.9
Japan .............................................................     0.7
Ghana .............................................................     0.7
Peru ..............................................................     0.6

Equity Portfolio Changes
For the Quarter Ended July 31, 1999

Additions

BJ Services Company
Baker Hughes Incorporated
Coastal Corporation
Conoco Inc. (Class B)
Cooper Cameron Corporation
Equitable Resources, Inc.
Helmerich & Payne, Inc.
Paramount Resources Ltd.
Royal Dutch Petroleum Company (NY Registered Shares)
Stone Energy Corporation
UCAR International Inc.

Deletions

Bowater Incorporated
Cambior Inc.
Champion International Corporation
IMC Global Inc.
Industrias Penoles SA
Mitsubishi Materials Corporation
Newmont Mining Corporation
Petro-Canada
Placer Dome Inc.
Resolute Limited
Riverside Forest Products Limited
Sumitomo Metal Mining Co.
Transocean Offshore Inc.
Ultramar Diamond Shamrock Corporation
YPF Sociedad Anonima (ADR)

Merrill Lynch Global Resources Trust                               July 31, 1999

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Robert C. Doll, Senior Vice President
Robert M. Shearer, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and
  Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Resources Trust
Box 9011
Princeton, NJ
08543-9011                                                          #10303--7/99

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